UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 26, 2017
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on June 30, 2017 (the “Original Report”) relating to Finjan Holdings, Inc. (the “Company”) entering into an underwriting agreement (the “Underwriting Agreement”) with B. Riley & Co., LLC (the “Underwriter”) pursuant to which the Company agreed to issue and sell an aggregate of 3,600,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $3.15 per share (the “Offering”), with the Company also granting the Underwriter a 30-day option to purchase up to an additional 540,000 shares of Common Stock. The purpose of this Amendment is to disclose that the Underwriter exercised its over-allotment option in full and that the issuance and sale of 540,000 shares of Common Stock by the Company to the Underwriter pursuant to the exercise of such over-allotment option closed on July 25, 2017.
 Item 8.01 Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Item 1.01 of the Original Report, which disclosure is incorporated into this Item 8.01 by reference. On July 26, 2017, the Company issued a press release announcing that the underwriter of its previously announced public offering of 3.6 million shares of its common stock has exercised the option to purchase an additional 540,000 shares to cover over allotments, bringing the total gross proceeds from the offering to $13.0 million, before deducting the underwriting discount and offering expenses payable by The Company. The exercise of the over-allotment option closed on July 25, 2017. All shares were offered and sold by The Company with B. Riley & Co., LLC acting as the sole bookrunner in the offering.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 26, 2017, entitled “Finjan Announces Exercise of Over-Allotment Option by Underwriter.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: July 26 , 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer